Q3 2017 Results Presentation October 19, 2017 Exhibit 99.2

Disclaimers Special Note Concerning Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity Bancshares, Inc.’s (“Equity”) management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 16, 2017 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Additional Information for Investors and Shareholders Important Additional Information   In connection with the proposed transactions, Equity filed (i) a registration statement on Form S-4 (File No. 333-219974) with the SEC which includes a proxy statement of Eastman National Bancshares, Inc. (“Eastman “) and a prospectus of Equity, and (ii) a registration statement on Form S-4 (File No. 333-219975) with the SEC which includes a proxy statement of Cache Holdings, Inc. (“Cache”), and a prospectus of Equity, and will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EQUITY AND EACH OF CACHE AND EASTMAN ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENTS AND EACH PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. A definitive proxy statement/prospectus has been sent to the stockholders of each of Eastman and Cache, as applicable, seeking the required stockholder approvals.   These documents and other documents relating to the mergers filed by Equity can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing Equity's investor relations website at investor.equitybank.com or by directing a request to Equity Bancshares, Inc., 7701 East Kellogg, Wichita, Kansas 67207, Attention: John J. Hanley, SVP and Director of Investor Relations, Telephone: (316) 612-6000; or to Eastman National Bancshares, Inc., Attention: Mark T. Detten, President & CEO, Telephone: (580) 718-9990; or to Cache Holdings, Inc., 9292 Delaware Avenue, Tulsa, Oklahoma, Attention: Michael Bezanson, Chairman & CEO, Telephone: (918) 209-5200.   Participants in the Transactions   Equity, Eastman, Cache, and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of Eastman or Cache in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding each of the proposed transactions when it becomes available. Additional information about Equity and its directors and officers may be found in the definitive proxy statement of Equity relating to its 2017 Annual Meeting of Stockholders filed with the SEC on March 22, 2017 and Equity’s annual report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017. Free copies of these documents may be obtained as described in the preceding paragraphs.   No Offer or Solicitation   This communication shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.

Equity Bancshares – About Us As of October 13, 2017 market closing. Median consensus of 2017 analyst earnings expectations as of October 13, 2017, reported as $1.96 per share. Based on 12,230,319 shares outstanding as of September 30, 2017. Non-GAAP financial measures. See the non-GAAP reconciliation at the end of this presentation. (1) (1)(2) (1)(4) (2) (1)(3) (4) 80.0% 60.0% 40.0% 20.0% (20.0)% Recent Price $ 36.26 Median Consensus Price Target $ 41 Tangible Book Value Per Share $ 18.03 Price to 2017 Consensus Earnings 18.5 x Price to Tangible Book Value Per Share 2.0099999999999998 x Q3 2017 / YTD Diluted Earnings Per Share (EPS) $ 0.41 / $1.33 2017 EPS Consensus $ 1.96 Market Capitalization ($M) $ 443.5 million

NASDAQ: EQBK 12.2 million shares outstanding / $443.5 million (1) $2.41 billion 0.94% / 10.75% Annualized Market Cap 61.6% YTD Exchange / Ticker Total Assets YTD ROAA / ROATCE (2) Efficiency Ratio (2) Locations FTEs Loan Portfolio 37 branches in Kansas, Missouri, and Arkansas Approximately 457 43% of loans in commercial real estate, 21% in residential real estate, and 24% in commercial About EQBK Note: All financial data is as of or for period ended September 30, 2017 unless otherwise noted. Market Cap calculated based on October 13, 2017 closing price of $36.26. (2) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Company Profile - Pro Forma Footprint and Demographics Source: SNL Financial & The Nielsen Company Eastman National Bank’s branch count excludes one facility location without deposits Unemployment rate as of August 2017 Unemployment Rates(1) Kansas: 4.2% Missouri: 4.2% Arkansas: 3.5% Oklahoma: 4.7% USA: 4.5% EQBK (37) Eastman National Bank (4) Patriot Bank (1) 55 miles 70 miles 80 miles Footprint 42 branches in 23 counties across 4 states Strong strategic positioning, with branches along I-70 and I-35 Branches clustered around key areas such as Wichita, Topeka, Kansas City, Northern Arkansas and Northern Oklahoma Total population of current markets served of 4.9 million Median household income of $52,298 Key Industries Transportation Manufacturing Healthcare

Continued development of our acquisition pipeline and integration of Prairie State Bancshares, Inc. Announced upcoming mergers with Cache Holdings, Inc., parent of Tulsa-based Patriot Bank, and Eastman National Bancshares, Inc., parent of Eastman National Bank in Newkirk/Ponca City, OK Total Assets at Sep. 30, 2017 of $2.41 billion; Total Loans of $1.54 billion, year-over-year growth 61% Total Deposits of $1.87 billion, year-over-year growth of 59% Capacity for continued growth Asset quality continues to remain strong Bank level Tier 1 Leverage of 9.26% and Total Capital to Risk Weighted Assets of 13.17% Tangible Common Equity to Tangible Assets of 9.45% (1) Grew TBV / Share from $17.57 to $18.03 (1) Common share count of 12,230,319, up 4,010,904, or 49%, since September 30, 2016 Expanded annualized core net interest margin year-over-year Larger scale offers more efficiency Efficiency ratio of 61.6%, compared to 66.7% at Dec. 2016(1) Organic growth remains attainable 2017 Third Quarter Highlights Strategic Positioning Capital Balance Sheet Management Efficiency and NIM Improvement (1) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

EPS & ROATCE(1) Diluted EPS and Net Income to Common Return on Average Tangible Common Equity(1) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Revenue & Efficiency Ratio(1) Efficiency Ratio(1) & Non Interest Expense/Average Assets Income and Margin 85% 84% 85% 84% 15% 16% 15% 16% $48,627 $49,049 $54,626 $62,584 * Excluding net gain on securities transactions and net gain on acquisition. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. 85% 15% $72,478

Tangible Common Book Value(1) Tangible Common Book Value per Share(1) and Asset Growth 2014: Repurchase 1.3MM shares. Repayment of $15.54MM of FCB TARP with a Bank stock loan. 2015: Acquisition of FFSL. IPO. TCBV CAGR 2013-2016: 24.3% 2016: Paid off SBLF. Restructured term bank stock loan into LOC. Completed Community First Merger on Nov. 10, 2016 Announced Prairie Merger on Oct. 20, 2016 Completed PIPE in Dec 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. 2017: Completed Prairie Merger on March 10, 2017. Announced mergers with Eastman National Bank and Patriot Bank on July 17, 2017

Capital Position Over Time $17.2mm Share Repurchase (13.0% of 2013 Tier 1 Common) IPO * Paid off Series C preferred stock in January 2016

Share Buybacks Attractive Acquisitions Common Dividends Capital Summary Excess Capital Priorities Total Capital Composition ($M) as of September 30, 2017 Capital Ratios All regulatory capital ratios remain above regulatory minimums to be considered “well capitalized” Strong relationship with regulators at holding company and bank level Efficiently positioned working capital, regulatory capital, and stockholders’ equity 1 2 3 Equity Bancshares, Inc. as of September 30, 2017 Well Capitalized Difference to Ratio Minimum Well Capitalized Tier 1 capital ratio 14.2% 8.0% 6.2% Total RBC ratio 14.6% 10.0% 4.6% Tier 1 leverage ratio 10.3% 5.0% 5.3% Common equity tier 1 13.3% 6.5% 6.8% Tangible common equity / tangible assets 9.5% - - Equity Bank as of September 30, 2017 Well Capitalized Difference to Ratio Minimum Well Capitalized Tier 1 capital ratio 12.7% 8.0% 4.7% Total RBC ratio 13.2% 10.0% 3.2% Tier 1 leverage ratio 9.3% 5.0% 4.3% Common equity tier 1 12.7% 6.5% 6.2%

Loan Portfolio Composition & Growth Loan Composition Loan Composition 2013 2014 2015 2016 Q3 2017 '13-'16CAGR ($ in 000s) Commercial Real Estate $,341,512 $,364,096 $,397,017 $,593,108 $,656,202 0.20200000000000001 Commercial ,139,365 ,183,100 ,262,032 ,348,465 ,363,102 0.35730000000000001 Agricultural Real Estate 22,092 17,083 18,180 38,331 71,727 0.2016 Total Commercial ,502,969 ,564,279 ,677,229 ,979,904 1,091,031 0.249 Residential Real Estate ,125,395 ,134,455 ,250,216 ,338,387 ,320,930 0.39219999999999999 Consumer 7,961 7,875 17,103 40,902 42,929 0.72550000000000003 Agricultural 23,969 19,267 15,807 24,412 85,871 6.1000000000000004E-3 Total 1-4 Family & Other ,157,325 ,161,597 ,283,126 ,403,701 ,449,730 0.36909999999999998 Total Loans $,660,294 $,725,876 $,960,355 $1,383,605 $1,540,761 0.2797 Yield on Loans 5.6300000000000003E-2 5.6300000000000003E-2 5.3100000000000001E-2 4.9799999999999997E-2 5.45E-2 Loan Composition 2013 2014 2015 2016 Q3 2017 Commercial 0.76173492413985289 0.77737657671558225 0.70518610305564089 0.70822525214927667 0.70811177074186071 1-4 Family & Other 0.23826507586014714 0.22262342328441773 0.29481389694435911 0.29177474785072327 0.29188822925813934

Asset Quality Nonperforming Assets 1.80% 1.33% NPAs / Assets 0.89% NCOs / Average Loans $1.44 $0.85 $3.50 NCO in $ ($ in millions) Commercial Loans Outstanding by Concentrations Classified Assets to Total Regulatory Capital CRE = 50% C&I = 50% ($ in millions) Classified Assets / Equity Bank Total Regulatory Capital $1.19 1.43% 1.78% $0.91

Core Deposit Franchise Deposit Portfolio Mix Deposit Portfolio Mix Deposit Composition 2013 2014 2015 2016 Q3 2017 '13-'16CAGR ($ in 000s) Time Deposits $,363,210 $,342,160 $,438,612 $,553,158 $,645,249 0.15049999999999999 Signature Deposits ,584,109 ,639,017 ,777,302 1,077,293 1,223,244 0.2263 Total Deposits $,947,319 $,981,177 $1,215,914 $1,630,451 $1,868,493 0.19839999999999999 Cost of Deposits* 5.3E-3 4.8999999999999998E-3 5.4999999999999997E-3 6.4999999999999997E-3 7.6E-3 * Interest Bearing Deposit Portfolio Mix 2013 2014 2015 2016 Q3 2017 Signature Deposits 0.61659166553188527 0.65127596753694794 0.63927383022154527 0.6607331345744214 0.65466876247328731 Time Deposits 0.38340833446811473 0.348724032463052 0.36072616977845473 0.33926686542557855 0.34533123752671269

Footprint & Targets

Appendix

Experienced Management Team BRAD ELLIOTT Chairman & CEO Founded Equity Bank in 2002 Served as Regional President of Sunflower Bank prior to forming Equity Bank More than 20 years of banking experience GREG KOSSOVER Chief Financial Officer Has served as CFO since 2013 and as a Board Director since 2011 Previously served as president of Physicians Development Group and CEO of Value Place, LLC, growing the latter to more than 150 locations in 25 states WENDELL BONTRAGER President, Equity Bank Joined Equity Bank February 2017 Previously Region President of Old National Bank (IN), EVP with Tower Bank (IN) More than 25 years of banking experience

Strategic Planning Team Team Member Role Years with EQBK Years in Banking Patrick Harbert EVP, Community Markets, Sales & Service 13 22 Julie Huber EVP, Strategic Initiatives 13 23 Scott Smits EVP, Chief Credit Officer 1 29 Jennifer Johnson EVP, Chief Operations Officer 5 31 John Blakeney EVP, Chief Information Officer 1 30 Rolando Mayans EVP, Chief Risk Officer 9 24 Beth Money EVP, Retail Banking Director 8 27 Patrick Salmans SVP, Human Resources Director 5 21 Mark Parman SVP, President - Kansas City 4 36 John Hanley SVP, Director of Marketing, Director of Investor Relations 4 13 Jeremy Machain SVP, President – Wichita 8 14 Ann Main SVP, President – Ozark Mountain 1 37 Barbara Noyes VP, Controller 6 31 EQBK Team has 338 Years of Combined Banking Experience

Diverse Market Segments Source: SNL Financial, Market Share Data as of September 30, 2017. Employment Data as of August 31, 2017. Operating Market includes all bank locations and counties in which Equity Bancshares Inc. , Eastman National Bancshares, Inc., or Cache Holdings, Inc. has deposit market share as of September 30, 2017. Diverse market segments with economies based on transportation, manufacturing and healthcare Top employers in the region include a diverse range of operations such as telecommunications, professional services, aircraft manufacturing, OEM manufacturing, and transportation. Equity Bancshares, including Eastman National Bancshares, Inc. and Cache Holdings, Inc., ranks in the Top 10 for market share in 17 of 23 counties served and ranks in the Top 5 in 14 of those markets.

Market Data Demographics Kansas Missouri Arkansas Oklahoma National Current Population 2,914,920 6,117,659 3,003,556 3,959,551 326,533,070 Historical Population Change (2010-2018) 2.17% 2.15% 3.01% 5.55% 5.76% Median Household Income (2018) $58,348 $53,831 $44,901 $52,112 $61,045 Projected Household Income Change (2018-2023) 6.65% 8.53% 4.70% 3.43% 8.86% August 2017 Unemployment Rate 4.2% 4.2% 3.5% 4.7% 4.5% Source: The Nielsen Company & SNL Financial Boeing Cargill Meat Solutions Cessna Aircraft Co. Spirit AeroSystems Inc. Blue Cross and Blue Shield of Kansas and Oklahoma Payless Shoe Source Hill’s Pet Nutrition Goodyear Tire Co. Jostens Publishing Hallmark Cards, Inc. H&R Block Honeywell Sprint Garmin Teva DST Systems Inc. Whiteman Airforce Base Stahl Specialty Co. Western Missouri Medical Center HaysMed Walmart FedEx Tyson Foods FlexSteel Wabash National Wichita St. University Pittsburg St. University Washburn University Fort Hays St. University University of Central Mo. University of Mo-KC KU – Edwards/Professional Phillips 66 Albertsons Lindsay AAON QuikTrip Williams Major Employers in Equity Bank Footprint

Selected Income Statement Data Delivering earnings growth Selected Income Statement Data ($000s) 2013 2014 2015 2016 YTD Q3 2017 Interest income $46,845 $46,794 $53,028 $61,799 $72,885 Interest expense 5610 5433 6766 9202 11472 Net interest income 41235 41361 46262 52597 61413 Provision for loan losses 2583 1200 3047 2119 2450 Net interest income after provision 38652 40161 43215 50478 58963 Other income 7892 8674 9802 10466 11336 Other expenses 35137 35645 38575 47075 46745 Income before income taxes 11407 13190 14442 13869 23554 Income taxes 3534 4203 4142 4495 7179 Net income 7873 8987 10300 9374 16375 Less: dividends and discounts accretion on preferred stock 978 708 177 1 0 Net income allocable to common shareholders $6,895 $8,279 $10,123 $9,373 $16,375

Selected Balance Sheet Data Demonstrating balance sheet strength Includes interest-bearing deposits in other banks (2) Includes Federal Reserve Bank and Federal Home Loan Bank stock Selected Balance Sheet Data ($000s) ASSETS 41639 42004 42369 42735 43008 Cash and cash equivalents (1) $24,615 $37,702 $62,074 $38,845 $31,206 Investment securities (2) 354107 318314 452362 578093 627167 Net loans 655027 720810 958353 1382003 1537075 Other assets 106148 97689 112938 193251 209978 Total assets $1,139,897 $1,174,515 $1,585,727 $2,192,192 $2,405,426 LIABILITIES & STOCKHOLDERS' EQUITY Deposits $,947,319 $,981,177 $1,215,914 $1,630,451 $1,868,493 Borrowings 43365 70370 194064 293909 235098 Other liabilities 9340 5239 8516 9868 10000 Total liabilities 1000024 1056786 1418494 1934228 2113591 Stockholders' Equity 139873 117729 167233 257964 291835 Total liabilities and stockholders' equity $1,139,897 $1,174,515 $1,585,727 $2,192,192 $2,405,426

Capitalization Source: SNL Financial and company documents (1) Total common equity less goodwill and intangibles divided by shares outstanding as of period end. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Maintaining a strong regulatory capital position Ratio 41639 42004 42369 42735 43008 Leverage Ratio 0.1159 9.6199999999999994E-2 9.4700000000000006E-2 0.1181 0.1032 Tier 1 Risk-Based Capital Ratio 0.1701 0.13159999999999999 0.13850000000000001 0.14249999999999999 0.14149999999999999 Total Risk-Based Capital Ratio 0.17299999999999999 0.1386 0.14349999999999999 0.1467 0.1462 Common Equity Tier-1 Capital to RWA NA NA 0.1235 0.13339999999999999 0.1333 Tangible Book Value per Common Share(1) $11.97 $13.54 $15.97 $16.64 $18.03

The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) Ratio Tangible Book Value per Common Share Return on Average Tangible Common Equity (ROATCE) Efficiency Ratio

TCE to TA and Tangible Book Value per Share Non-GAAP Financial Measures (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) YTD Sep. 30, 2017 December 31, 2016 December 31,2015 December 31,2014 December 31,2013 Total stockholders’ equity $,291,835 $,257,964 $,167,233 $,117,729 $,139,873 Less: preferred stock 0 0 16,372 16,359 31,892 Less: goodwill 64,587 58,874 18,130 18,130 18,130 Less: core deposit intangibles, net 5,476 4,715 1,549 1,107 1,470 Less: mortgage servicing asset, net 19 23 29 0 0 Less: naming rights, net 1,271 0 0 0 0 Tangible common equity $,220,482 $,194,352 $,131,153 $82,133 $88,381 Common shares outstanding at period end (1) 12,230,319 11,680,308 8,211,727 6,067,511 7,385,603 Book value per common share (1) $23.86160164751222 $22.085376515756259 $18.371409570727327 $16.707015446696349 $14.620471747533681 Tangible book value per common share (1) $18.027493804536089 $16.639287251671785 $15.971427204046117 $13.536522636712155 $11.966660000544303 Total assets $2,405,426 $2,192,192 $1,585,727 $1,174,515 $1,139,897 Less: goodwill 64,587 58,874 18,130 18,130 18,130 Less: core deposit intangibles, net 5,476 4,715 1,549 1,107 1,470 Less: mortgage servicing asset, net 19 23 29 0 0 Less: naming rights, net 1,271 0 0 0 0 Tangible assets $2,334,073 $2,128,580 $1,566,019 $1,155,278 $1,120,297 Tangible common equity to tangible assets 9.4462341152140486E-2 9.1305941049901806E-2 8.3749303169374067E-2 7.1093710777838756E-2 7.8890687023173325E-2 (1) Share and per share data includes Class A and Class B common stock issued and outstanding Non-GAAP Financial Measures, continued (Unaudited) As of and for the three months ended As of and for the three months ended As of and for the years ended (Dollars in thousands, except per share data) March 31, 2017 March 31, 2016 December 31,2015 December 31,2014 December 31,2013 Total average stockholders' equity $,264,736 $,153,929 $,137,936 $,123,174 $,137,913 Less: average intangible assets and preferred stock 65,185 20,616 31,294 37,917 50,623 Average tangible common equity (1) (3) $,199,551 $,133,313 $,106,642 $85,257 $87,290 Net income allocable to common stockholders (1) 4,864 3,439 10,123 8,279 6,895 Amortization of core deposit intangible 218 87 275 363 487 Less: tax effect of amortization of core deposit intangible (2) -76 -30 -96 -,127 -,166 Adjusted net income allocable to common stockholders $5,006 $3,496 $10,302 $8,515 $7,216 Return on average tangible common equity (ROATCE) 0.10173895951967722 0.10547234826937482 9.6603589580090396E-2 9.98744971087418E-2 8.2666972161759653E-2 Non-interest expense $15,226 $9,689 $38,575 $35,645 $35,137 Less: merger expenses 926 0 1,691 0 0 Less: loss on debt extinguishment 0 58 316 0 0 Non-interest expense, excluding merger expenses and loss on debt extinguishment $14,300 $9,631 $36,568 $35,645 $35,137 Net interest income $19,893 $12,758 $46,262 $41,361 $41,235 Non-interest income $3,339 $2,697 $9,802 $8,674 $7,892 Less: net gains on sales and settlement of securities 13 420 756 986 500 Less: net gain on acquisition 0 0 682 0 0 Non-interest income, excluding net gains on sales and settlement of securities and net gain on acquisition $3,326 $2,277 $8,364 $7,688 $7,392 Efficiency ratio 0.61587493001421245 0.64057199866977055 0.6694248160216747 0.72672225733450224 0.72258210459209904 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed were calculated using a simple average of tangible common equity

ROATCE and Efficiency Ratio Non-GAAP Financial Measures (Unaudited) Years Ended December 31, (Dollars in thousands, except per share data) 2015 2015 2015 2014 2013 2012 2011 Total stockholders’ equity $,167,232 $,167,232 $,167,232 $,117,729 $,139,873 $,138,169 $80,816 Less: preferred stock 16,372 16,372 16,372 16,359 31,892 31,884 16,337 Less: goodwill 18,130 18,130 18,130 18,130 18,130 18,130 13,147 Less: core deposit intangibles, net 1,549 1,549 1,549 1,107 1,470 1,957 773 Less: mortgage servicing asset 29 29 29 0 0 0 0 Tangible common equity $,131,152 $,131,152 $,131,152 $82,133 $88,381 $86,198 $50,559 Common shares outstanding at period end (1) 8,211,727 8,211,727 8,211,727 6,067,511 7,385,603 7,431,513 4,550,206 Book value per common share $18.371287793663868 $18.371287793663868 $18.371287793663868 $16.707015446696349 $14.620471747533681 $14.301932863469389 $14.170567222670797 Tangible book value per common share $15.971305426982656 $15.971305426982656 $15.971305426982656 $13.536522636712155 $11.966660000544303 $11.598983948490705 $11.111365067867256 Total assets $1,585,727 $1,585,727 $1,585,727 $1,174,515 $1,139,897 $1,188,850 $,609,998 Less: goodwill 18,130 18,130 18,130 18,130 18,130 18,130 13,147 Less: core deposit intangibles, net 1,549 1,549 1,549 1,107 1,470 1,957 773 Less: mortgage servicing asset 29 29 29 0 0 0 0 Tangible assets $1,566,019 $1,566,019 $1,566,019 $1,155,278 $1,120,297 $1,168,763 $,596,078 Tangible common equity to tangible assets 8.3748664607517537E-2 8.3748664607517537E-2 8.3748664607517537E-2 7.1093710777838756E-2 7.8890687023173325E-2 7.3751479127932701E-2 8.481943638248686E-2 (1) Share and per share data includes Class A and Class B common stock issued and outsanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed, except 2017 and 2016, were calculated using a simple average of tangible common equity Non-GAAP Financial Measures, continued (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) YTD Sep. 30, 2017 December 31, 2016 December 31,2015 December 31,2014 December 31,2013 December 31,2012 2011 Total average stockholders' equity $,279,064 $,168,822 $,125,808 $,123,181 $,137,936 $,102,032 $75,253 Less: average intangible assets and preferred stock 69,480 25,882 19,165 37,924 50,646 33,653 25,148 Average tangible common equity (3) $,209,584 $,142,940 $,106,643 $85,257 $87,290 $68,379 $50,105 Net income allocable to common stockholders $16,375 $9,373 $10,123 $8,279 $6,895 $3,814 1,371 Amortization of intangibles 721 419 275 363 487 192 182 Less: tax effect of amortization of intangibles (2) 252 147 96 127 166 65 62 Adjusted net income allocable to common stockholders $16,844 $9,645 $10,302 $8,515 $7,216 $3,941 $1,491 Return on average tangible common equity (ROATCE) (4) 0.10745269820390059 6.7475863998880656E-2 9.6602683720450472E-2 9.98744971087418E-2 8.2666972161759653E-2 5.7634653914213428E-2 2.98E-2 Non-interest expense $46,745 $47,075 $38,575 $35,645 $35,137 $22,900 $15,918 Less: merger expenses 2,085 5,294 1,691 0 0 1,519 - Less: loss on debt extinguishment 0 58 316 0 0 0 - Non-interest expense, excluding merger expenses and loss on debt extinguishment $44,660 $41,723 $36,568 $35,645 $35,137 $21,381 $15,918 Net interest income $61,413 $52,597 $46,262 $41,361 $41,235 $25,570 $17,890 Non-interest income $11,336 $10,466 $9,802 $8,674 $7,892 $4,826 $2,252 Less: net gains from securities transactions 271 479 756 986 500 3 425 Less: net gain on acquisition 0 0 682 0 0 0 - Non-interest income, excluding net gains on securities transactions and net gain on acquisition $11,065 $9,987 $8,364 $7,688 $7,392 $4,823 $1,827 Efficiency ratio 0.61618698087695578 0.66667199284162082 0.6694248160216747 0.72672225733450224 0.72258210459209904 0.70348435495015305 0.80730000000000002 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2017, 2016, 2015 and 2014 and 34% for 2013 (3) All periods disclosed, except 2017 and 2016, were calculated using a simple average of tangible common equity (4) Annualized

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